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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Wilshire Enterprises, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 (the "Report"), I,
S. Wilzig Izak, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78m(a) or 78o(d); and

         (2) The information contained in the report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.


Dated:  April 28, 2005                                 /s/ S. Wilzig Izak
                                                       ------------------------
                                                       S. Wilzig Izak
                                                       Chief Executive Officer